EXHIBIT 10.26


                  AMENDMENT NO. 2 dated as of September 17, 2001 to the Credit, Security, Guaranty and Pledge Agreement dated as of June 20, 2000, as amended, among First Look Media, Inc. (formerly known as Overseas Filmgroup, Inc.) (the "Borrower"), the Guarantors named therein, the Lenders referred to therein, The Chase Manhattan Bank, as Administrative Agent (in its capacity as such, the "Administrative Agent") and as Issuing Bank (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                             INTRODUCTORY STATEMENT
                             ----------------------

         The Lenders have made available to the Borrower a $40,000,000 five-year secured revolving credit facility pursuant to the terms of the Credit Agreement.

         The Lenders and the Administrative Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

         Therefore, the parties hereto hereby agree as follows:


Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

         (A) Section 6.1 of the Credit Agreement is hereby amended as follows:

                (1) by inserting the words "in respect of principal and $1,515,000 in respect of interest, fees and expenses" after "$1,515,000" in line 4 of paragraph (l);

                (2) by inserting the following after the word "hereof" in the last line of paragraph (l);

                 ", each of the conditions specified in paragraphs (i) to
(v) being satisfied by delivery by the Borrower to the Administrative Agent of a certificate to that effect"; and

                (3) by deleting the word "and" at the end of clause (k), by replacing the period after clause (l) with a semi-colon and by adding the following:

                           "and (m) Indebtedness of the Borrower to the Lewis
                  Horwitz Organization, a division of Southern Pacific Bank, a California corporation ("LHO"), to finance the Borrower's minimum guarantee commitment for the motion picture entitled "Between Strangers" ("Between Strangers"), not to exceed $2,450,000, of which $1,225,000 shall be recoverable from the Borrower on a recourse basis and all other amounts outstanding thereunder shall be recoverable from the Borrower on a non-recourse basis solely from the rights, title and interests of the Borrower in and to Between Strangers; provided that (i) the Borrower shall have distribution rights in and to Between Strangers throughout the universe (excluding the Baltics, Bulgaria, Canada, Capo Istria, Commonwealth of Independent States, Central Asia, Moldova, Russia and the Ukraine, Czech Republic, Eritrea, Ethiopia, Hungary, Italy, Libya, Malta (Italian-speaking only), Poland, Republic of San Marino, Romania, Sardinia, Slovakia, Somalia, Switzerland (Italian-speaking only) and the Vatican City) for a term equal to the longer of (1) twenty (20) years and (2) such period up to recoupment of the Borrower's minimum guarantee commitment, and such distribution rights cannot be adversely affected by any default or irregularity in the chain of title with respect to Between Strangers, (ii) the Borrower shall be entitled to recoup in first position its distribution fees and expenses for Between Strangers from the worldwide (other than the excluded territories specified in paragraph (i) above) gross receipts for Between Strangers; provided, that such distribution expenses shall not exceed $140,000 without the prior written consent of the producer of Between Strangers and, provided, further that the one-time film market overhead charge in the amount of $40,000 shall only be recouped from the worldwide (other than the United States and the excluded territories specified in paragraph (i) above) ("Foreign Territory") gross receipts for Between Strangers, and the Borrower shall be entitled to recoup its minimum guarantee commitment for Between Strangers from the Foreign Territory gross receipts for Between Strangers; (iii) the Borrower shall grant to the Administrative Agent (for the benefit of itself, the Issuing Bank and the Lenders) a perfected second priority security interest in and to the receivables payable to the Borrower in connection with Between Strangers subject only to the first priority security interest in and to the Borrower's right, title and interest in and to Between Strangers granted by the Borrower in favor of LHO to secure the Indebtedness set forth in this Section 6.1(m), and (iv) the Borrower's obligations with respect to Between Strangers shall be limited to the obligations set forth in this Section 6.1(m) subject to the terms and conditions hereof, each of the conditions specified in paragraphs (i) to (iv) being satisfied by delivery by the Borrower to the Administrative Agent of a certificate to that effect.

         (B) Section 6.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (n), by replacing the period after clause
(o) with a semi-colon and by adding the following new Section 6.2(p) to read as follows:

                  "and (p) Liens granted to LHO by the Borrower in and to the Borrower's right, title and interest in and to Between Strangers.

         (C) Section 8.3 of the Credit Agreement is hereby amended by inserting the words "(other than any item of Product which is subject to a Lien described in Schedule 6.2)"after the words "included in the Collateral" in line 4.

         (D) Schedule 6.2 of the Credit Agreement is hereby amended by inserting
Schedule 1 hereto at the end thereof.

Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Administrative Agent and the Lenders which, in the aggregate, hold the minimum percentage of the aggregate Credit Exposure required pursuant to Section 13.11 of the Credit Agreement (the date on which such condition has been satisfied being herein called the "Effective Date").

Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

         (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

Section 5. Further Assurances. At any time and from time to time, upon the Administrative Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Administrative Agent.

Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

Section 10. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

                                 BORROWER:

                                 FIRST LOOK MEDIA, INC. (formerly known as
                                  OVERSEAS FILMGROUP, INC.)



                                 By:  /s/ William F. Lischak
                                      ------------------------------------------
                                      Name:   William F. Lischak
                                      Title:  Chief Operating Officer, Chief
                                              Financial Officer


                                 GUARANTORS:

                                 INTRASTATE FILM DISTRIBUTORS, INC.


                                 By:  /s/ William F. Lischak
                                      ------------------------------------------
                                      Name:   William F. Lischak
                                      Title:


                                 FIRST LOOK MUSIC, INC. (formerly known as
                                 JACARANDA MUSIC, INC.)


                                 By:   /s/ William F. Lischak
                                      ------------------------------------------
                                      Name:   William F. Lischak
                                      Title:


                                 WALRUS PICTURES, INC.


                                 By:   /s/ William F. Lischak
                                      ------------------------------------------
                                      Name:   William F. Lischak
                                      Title:

                                 ALIEN TOWERS, INC.


                                 By:   /s/ William F. Lischak
                                      ------------------------------------------
                                      Name:   William F. Lischak
                                      Title:


                                 CODE 99 PRODUCTIONS, INC.


                                 By:   /s/ William F. Lischak
                                      ------------------------------------------
                                      Name:   William F. Lischak
                                      Title:


                                 MAP PRODUCTIONS, INC.


                                 By:   /s/ William F. Lischak
                                      ------------------------------------------
                                      Name:   William F. Lischak
                                      Title:


                                 LENDERS:

                                 THE CHASE MANHATTAN BANK,
                                  Individually and as Administrative Agent and Issuing Bank



                                 By:  /s/ Dennis Hefferman
                                      ------------------------------------------
                                      Name:   Dennis Hefferman
                                      Title:  Vice President


                                 BANKGESELLSCHAFT BERLIN AG



                                 By:  /s/ Ben Rosenberger and Gabriela Sarafjan
                                      ------------------------------------------
                                      Name:  Ben Rosenberger/
                                             Gabriela Sarafjan
                                      Title: Associated Director/Manager

                                 CITY NATIONAL BANK



                                 By:  /s/ Norman B. Starr
                                      ------------------------------------------
                                      Name:     Norman B. Starr
                                      Title:    Senior Vice President


                                 COUTTS & CO.


                                 By:  /s/ C.P. Collins
                                      ------------------------------------------
                                      Name:  C.P. Collins
                                      Title: Manager


                                 VEREINS-UND WESTBANK AG


                                 By:  /s/ A. Druskeit and H. Gogel
                                      ------------------------------------------
                                      Name:     A. Druskeit / H. Gogel
                                      Title:    Ass. Vice President / Vice
                                                President

                                   Schedule 1

                                                                                Original     Amended     File
Debtors/Address              Jurisdiction      Secured Party/Address            File No.     File No.    Date   Collateral

Overseas Filmgroup, Inc.                       The Lewis Horwitz Organization,                                  All right, title and
8800 Sunset Boulevard                          a division of Imperial Bank                                      interest of the
Los Angeles, CA  90069                         1840 Century Park East                                           Debtor in the motion
                                               Los Angeles, CA  90067                                           picture entitled
                                                                                                                "Relative Values"